EXHBIT 10.2

                  E M P L O Y M E N T     A G R E E M E N T


         THIS  AGREEMENT,  made and  entered  into this 29th day of April,  1996 effective for the term provided herein, by and between CTI Industries Corporation, a Delaware corporation (the "Company") and John C. Davis (hereinafter referred to as the "Executive").

         WHEREAS, the Executive is a founder of the Company and is, and since the inception of the Company has been, an executive officer of the Company;

         WHEREAS, the Company desires to be assured of the continued association and services of the Executive and the Executive is willing to provide such continued services as Executive Vice President- Sales of the Company on the terms provided herein;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         1.       Employment, Duties and Authority.

                  1.1 The Company agrees to continue Executive in its employ, and Executive agrees to remain in the employ of the Company, for the period stated in paragraph 3 hereof and upon the other terms and conditions herein provided.

                  1.2 During the period of his employment hereunder, Executive agrees to serve as Executive Vice President-Sales, and to be responsible for the marketing and sale of the Company's products, reporting directly to the President of the Company.

                  1.3 During the term of Executive's employment hereunder, Executive shall devote his full energies, interest, abilities and productive time to the performance of his duties and responsibilities hereunder and will perform such duties and responsibilities faithfully and with reasonable care for the welfare of the Company.

         2.       Compensation and Benefits.

                  2.1 Salary. The Company shall pay to Executive during the initial term of employment hereunder a salary at an annual rate of $150,000. The salary shall be paid by the Company to Executive in 26 equal bi-weekly installments, less amounts which the Company may be required to withhold from such payments by applicable federal, state or local laws or regulations. The annual rate of salary shall be subject to review and adjustment by the Board of Directors from time to time but, during the initial term shall not be less than $150,000.

                  2.2      Benefits; Expense Reimbursement.

                           2.2.1 The Executive shall be entitled to, and shall receive, all other benefits of employment available to other executives of the Company generally, including, without limitation, participation in any hospital, surgical, medical or other group health plans or accident benefits, life insurance benefits,




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                           pension  or  profit-sharing  plans,  bonus  plans  or
                           vacation plans as shall be instituted by the Company, in its sole discretion.

                           2.2.2 During the term hereof, the Company shall reimburse Executive for all reasonable and necessary expenses incurred by Executive in the performance of his duties hereunder, including without limitation, travel (including all automobile expenses), meals, lodging, office supplies or equipment subject to such reasonable limitations, restrictions and reporting standards as the Board of Directors of the Company may from time to time establish. Executive shall provide to the Company promptly after incurring any such expenses a detailed report thereof and such information relating thereto as the Company shall from time to time require. Such information shall be sufficient to support the deductibility of all such expenses by the Company for federal income tax purposes.

         3.       Term.

         The employment of Executive hereunder shall be for a term commencing on February 1, 1996 and expiring on January 31, 1998. Upon the expiration of the initial term or any renewal term of Executive's employment hereunder, the term of such employment automatically shall be renewed for an additional term of one year commencing on February 1 and expiring on the succeeding January 31 unless Executive or the Company shall give notice of the termination of Executive's employment and this Agreement by written notice to the other more than 60 days prior to the date of expiration of the initial or any renewal term. In the event that such notice of termination shall be given timely this Agreement shall terminate on the date of expiration of such initial or renewal term.

         4.       Termination.

                  4.1 The Company shall be entitled to terminate this Agreement prior to the expiration of its term or any renewal term on the occurrence of an event of default with respect to Executive as provided herein.

                  4.2 For purposes of this Agreement, an event of default with respect to Executive shall include:

                           4.2.1 Any failure by Executive to perform his duties,
                  responsibilities or obligations hereunder in a faithful and diligent manner or with reasonable care and (if such failure can be cured) the failure by Executive to cure such failure within 10 days after written notice thereof shall have been given to Executive by the Company; or

                           4.2.2 Commission by Executive of any material act of dishonesty as an employee of the Company or of disloyalty to the Company, or any wrongful or unauthorized appropriation, taking or misuse of funds, property or business opportunities of the Company.

                  4.3 Executive shall be entitled to terminate his employment with the Company under this Agreement prior to the expiration of its term upon the occurrence of an event of default with respect to the Company.




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                  4.4 For  purposes of this  Agreement  an event of default with respect to the Company shall include:

                           4.4.1 Any  failure  by the  Company  to  perform  its
                  obligations to Executive under this Agreement and (if such failure can be cured) the failure by the Company to cure such failure within 10 days after written notice thereof shall have been given to the Company by Executive;

                           4.4.2           The Company shall:

                                    (a)    admit in writing its inability to pay
                                           its debts  generally  as they  become
                                           due,

                                    (b) file a  petition  for  relief  under any
                           chapter of Title 11 of the United States Code or a petition to take advantage of any insolvency provision under the laws of the United States of America or any state thereof,

                                    (c) make a assignment for the benefit of its
                           creditors,

                                    (d) consent to the appointment of a receiver
                           of itself or of the whole or any substantial part of its property,

                                    (e)  suffer the entry of an order for relief
                           under any chapter of Title 11 of the United Sates Code, or

                                    (f)  file  a  petition  or  answer   seeking
                           reorganization under the Federal Bankruptcy Laws or any other applicable law or statute of the United States of America or any state thereof.

                  4.5 In the event of termination of this Agreement and Executive's employment hereunder by the Company pursuant to paragraph
         4.1 hereof, all rights and obligations of the Company and Executive hereunder shall terminate on the date of such termination, subject to the following:

                           4.5.1 Executive shall be entitled to receive (subject
                  to any rights of setoff or counterclaim by the Company) all salary and benefits which shall have accrued prior to the date of such termination and the obligation of the Company for the payment of salary or benefits shall terminate as at the date of such termination;

                           4.5.2 All rights of the  Company or  Executive  which
                  shall have accrued hereunder prior to the date of such termination, and all provisions of this Agreement provided herein to survive termination of employment of Executive hereunder, shall survive such termination and the Company and Executive shall continue to be bound by such provisions in accordance with the terms thereof;



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                  4.6 In the event of  termination of the Agreement by Executive in accordance with paragraph 4.3 hereof, all rights and obligations of the Company and Executive hereunder shall terminate on the date of such termination, subject to the following:

                           4.6.1 Executive shall be entitled to receive all salary and benefits which shall have accrued prior to the date of such termination and the Company's obligation for the payment of salary and benefits shall terminate as of the date of such termination;

                           4.6.2 All rights of the  Company or  Executive  which
                  shall have accrued hereunder prior to the date of such termination and the obligations of Executive pursuant to paragraphs 5, 6 and 7 provided herein to survive termination of employment of Executive hereunder shall survive such termination and the Executive shall continue to be bound by such provisions in accordance with their terms.

                  4.7 In the event of the death of Executive during the term or any renewal term hereof, all rights and obligations of the Company and Executive hereunder shall terminate on the date of such termination, subject to the following:

                           4.7.1 Executive's personal  representative,  shall be
                  entitled to receive all salary and benefits which shall have accrued prior to the date of such termination and the Company's obligations for the payment of salary and benefits shall terminate as of the date of such termination;

                           4.7.2 All rights of the  Company or  Executive  which
                  shall  have  accrued  hereunder  prior  to the  date  of  such termination and the obligations of Executive pursuant to paragraphs 5, 6 and 7 provided herein to survive termination of employment of Executive hereunder shall survive such termination and the Executive shall continue to be bound by such provisions in accordance with their terms. The obligations of paragraphs 5, 6 and 7 shall be binding upon the heirs, legatees or personal or legal representatives of Executive.

         5.       Confidential Information.

                  5.1 "Confidential Information" means information disclosed by the Company to Executive, or developed or obtained by Executive during his employment by the Company, either before the date or during the term of this Agreement, provided that such information is not generally known in the business and industry in which the Company is or may subsequently become engaged, relating to or concerning the business, projects, products, processes, formulas, know-how, techniques, designs or methods of the Company, whether relating to research, development, manufacture, purchasing, accounting, engineering, marketing, merchandising, selling or otherwise. Without limitation, Confidential Information shall include all know-how, technical information, inventions, ideas, concepts, processes and designs relating to products of the Company, whether now existing or hereafter developed, and all prices, customer names, customer lists, marketing and other relationships, whether contractual or not, between the Company, its suppliers, customers, employees, agents, consultants and independent contractors.




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                  5.2  Executive  agrees  that,  during the term hereof or while
         Executive shall receive compensation hereunder and after termination of his employment with the Company for so long as the Confidential Information shall not be generally known or generally disclosed (except by Executive or by means of wrongful use or disclosure), Executive shall not use any Confidential Information, except on behalf of the
         Company   during  the  term  hereof,   or  disclose  any   Confidential
         Information to any person, firm, partnership, company, corporation or other entity, except as authorized by the Board of Directors of the Company.

         6.       Inventions.

                  6.1 "Inventions" shall mean discoveries, concepts, ideas, designs, methods, formulas, know-how, techniques or any improvements thereon, whether patentable or not, made, conceived or developed, in whole or in part, by Executive.

                  6.2 Executive covenants and agrees to communicate and fully disclose to the Board of Directors of the Company any and all Inventions made or conceived by him during the term hereof or while receiving any compensation or payment from the Company and further agrees that any and all such Inventions which he may conceive or make, during the term hereof or while receiving any compensation or payments from the Company, shall be at all times and for all purposes regarded as acquired and held by him in a fiduciary capacity and solely for the benefit of the Company and shall be the sole and exclusive property of the Company. The provisions of this subparagraph shall not apply to an invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on the Executive's own time, unless (a) the invention relates (i) to the business of the Company, or (ii) to the Company's actual or demonstrably anticipated research or development, or (b) the invention relates from any work performed by Executive for the Company.

                  6.3 Executive also covenants and agrees that he will assist the Company in every proper way upon request to obtain for its benefit patents for any and all inventions referred to in paragraph 6.2 hereof in any and all countries. All such patents and patent applications are to be, and remain, the exclusive property of the Company for the full term thereof and to that end, the Executive covenants and agrees that he will, whenever so requested by the Company or its duly authorized agent, make, execute and deliver to the Company, its successors, assigns or nominees, without charge to the Company except for out of pocket expenses, any all applications, applications for divisions, renewals, reissues, specifications, oaths, assignments and all other instruments which the Company shall deem necessary or appropriate in order to apply for and obtain patents of the United States or foreign countries for any and all Inventions referred to in paragraph 6.2 hereof or in order to assign and convey to the Company, its successors, assigns or nominees, the sole and exclusive right, title and interest in and to such Inventions, applications or patents. Executive likewise covenants and agrees that his obligations to execute any such instruments or papers shall continue after the expiration or termination of this Agreement with respect to any and all such Inventions, and such obligations shall be binding upon his heirs, executors, assigns, administrators or other legal representatives.



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         7.       Writings and Working Papers.

         Executive covenants and agrees that any and all books, textbooks, letters, pamphlets, drafts, memoranda or other writings of any kind written by him for or on behalf of the Company or in the performance of Executive's duties hereunder, Confidential Information referred to in paragraph 5 hereof and all notes, records and drawings made or kept by him of work performed in connection with his employment by the Company shall be and are the sole and exclusive property of the Company and the Company shall be entitled to any and all copyrights thereon or other rights relating thereto. Executive agrees to execute any and all documents or papers of any nature which the Company or its successors, assigns or nominees deem necessary or appropriate to acquire, enhance, protect, perfect, assign, sell or transfer its rights under this paragraph. Executive also agrees that upon request he will place all such notes, records and drawings in the Company's possession and will not take with him without the written consent of a duly authorized officer of the Company any notes, records, drawings, blueprints or other reproductions relating or pertaining to or connected with his employment of the business, books, textbooks, pamphlets, documents work or investigations of the Company. The obligations of this paragraph shall survive the term of employment hereunder or the termination or expiration of the term or any renewal term hereof.


         8.       Specific Enforcement.

         Executive is obligated under this Agreement to render service of a special, unique, unusual, extraordinary and intellectual character, thereby giving this Agreement peculiar value so that the loss of such service or violation by Executive of this Agreement could not reasonably or adequately be compensated in damages in an action at law. Therefore, in addition to other remedies provided by law, the Company shall have the right during the term or any renewal term of this Agreement (or thereafter with respect to obligations continuing after the expiration or termination of this Agreement) to compel specific performance hereof by Executive or to obtain injunctive relief against violations hereof by Executive, and if the Company prevails in any proceeding therefor, it will also be entitled to recover all costs and expenses incurred by the Company in connection therewith, including attorneys' fees.

         9.       Assignment.

         The rights and duties of a party hereunder shall not be assignable by that party, except that the Company may assign this Agreement and all rights and obligations hereunder to, and may require the assumption thereof by, any corporation or any other business entity which succeeds to all or substantially all the business of the Company through merger, consolidation or corporate reorganization or by acquisition of all or substantially all of the assets of the Company.

         10.      Binding Effect.

         This Agreement shall be binding upon the parties hereto and their respective successors in interest, heirs and personal representatives and, to the extent permitted herein, the assigns of the Company.

         11.      Severability.

         If any provision of this Agreement or any part hereof or application hereof to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or



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unenforceable to any extent,  the remainder of this Agreement,  or the remainder
of  such  provision  or  the   application  of  such  provision  to  persons  or
circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall remain in full force and effect to the fullest extent permitted by law. The parties also agree that, if any portion of this Agreement, or any part hereof or application hereof, to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, any court may so modify the objectionable provision so as to make it valid, reasonable and enforceable.

         12.      Notices.

         All notices, or other communications required or permitted to be given hereunder shall be in writing and shall be delivered personally or mailed, certified mail, return receipt requested, postage prepaid, to the parties as follows:

         If to the Company:                 CTI Industries Corporation
                                            22160 N. Pepper Road
                                            Barrington, Illinois  60010




         If to Executive:                   John C. Davis

                                            ----------------------------
                                            ----------------------------


Any notice mailed in accordance with the terms hereof shall be deemed received on the third day following the date of mailing. Either party may change the address to which notices to such party may be given hereunder by serving a proper notice of such change of address to the other party.

         13.      Entire Agreement.

         This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral negotiations, representations, agreements, commitments, contracts or understandings with respect thereto. No modification, alteration or amendment to this Agreement may be made unless the same shall be in writing and signed by both of the parties hereto.

         14.      Waivers.

         No failure by either party to exercise any of such party's rights hereunder or to insist upon strict compliance with respect to any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver by either party to demand exact compliance with the terms hereof. Waiver by either party of any particular default by the other party shall not affect or impair such party's rights in respect to any subsequent default of the same or a different nature, nor shall any delay or omission of either party to exercise any rights arising from any default by the other party affect or impair such party's rights as to such default or any subsequent default.




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         15.      Governing Law; Jurisdiction.

                  15.1 For purposes of construction, interpretation and enforcement, this Agreement shall be deemed to have been entered into under the laws of the State of Illinois and its validity, effect, performance, interpretation, construction and enforcement shall be governed by and subject to the laws of the State of Illinois.

                  15.2 Any and all suits for any and every breach of this Agreement may be instituted and maintained in any court of competent jurisdiction in the State of Illinois and the parties hereto consent to the jurisdiction and venue in such court and the service of process by certified mail to the addresses for the parties provided for notices herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                             CTI INDUSTRIES CORPORATION



                                             By:  s/s Stephen M. Merrick
                                                  ----------------------
                                                  Authorized Officer




Attest:


------------------------------
Secretary


                                             EXECUTIVE:


                                             /s/ John C. Davis
                                                 ----------------



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